UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): December 28, 2007

       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-8
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             (Exact name of Registrant as specified in its Charter)

   Oklahoma             P-8: 0-20264            P-8: 73-1378683
----------------      ----------------        -------------------
(State or other         (Commission            (I.R.S. Employer
 jurisdiction of        File Number)          Identification No.)
 incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ] Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
      [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      [   ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [   ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On December 28, 2007, the Geodyne Institutional/Pension Energy Income Limited Partnership P-8 (the "Partnership") sold its interests in 15 producing properties located in Jefferson Davis Parish, Louisiana to Texas Petroleum
Investment Company ("Jennings Townsite Field Sale") for net proceeds as described below:


                        Reserves
                        Sold as          Reserve
                       of 12/31/06         Value
                     Oil        Gas        Sold          Net
           P/ship   (Bbls)     (Mcf)     12/31/06      Proceeds
           ------   ------    -------   ----------    ----------

            P-8      881        685       $35,360       $56,000

      The proceeds from the Jennings Townsite Field Sale will be included in the February 15, 2008 cash distributions paid by the Partnership.

      This sale was in conjunction with the Partnerships' termination on December 31, 2007. All of the Partnerships' properties will be sold as part of the liquidation process.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      General - On February 5, 2007, the General Partner (Geodyne Resources, Inc.) mailed a notice to the limited partners announcing that the Partnership will terminate at the end of its current term, December 31, 2007. Consequently, the Partnership adopted the liquidation basis of accounting effective February 5, 2007. The liquidation basis of accounting reports the net assets of the Partnership at its net realizable value. Adjustments were made to reduce all balance sheet categories into one line, "net assets of Partnership in liquidation", which is an estimate of the net fair value of all Partnership assets and liabilities. Cash, accounts receivable, and accounts payable were valued at their historical cost, which approximates fair value. Oil and gas properties were valued at their estimated net sales price, which was estimated utilizing discounted cash flows based on strip pricing as of September 30, 2007 at a discount rate of 10% for proved developed producing reserves, 18% for proved developed non-producing reserves and 20% for proved undeveloped reserves. An adjustment was made to the discounted cash flows for the effects of gas balancing and asset retirement obligations. A provision was also made to account for direct expenses that will be incurred related to the sale of the oil and gas properties. The allocation of the "net assets of Partnership in liquidation" to the General Partner and limited partners was calculated using the current allocation of income and expenses, which may change if the Partnership's distributions from the commencement of the property investment period reach a yearly

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      average equal to at least 12% of the limited partners  subscriptions.  The adoption of the liquidation basis of accounting on February 5, 2007 resulted in an increase in the Partnership's net assets of $10,231,890 at September 30, 2007.

      Pro forma unaudited financial information - A limited number of pro forma adjustments are required to illustrate the effects of the Jennings Townsite Field Sale as described in Item 2 on the Unaudited Statements of Net Assets of Partnership in Liquidation, Unaudited Statements of Changes in Net Assets of Partnership in Liquidation, and Unaudited Statements of Operations. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

      (a) Jennings Townsite Field Sale

          The Partnership's net fair value of its oil and gas properties sold in the Jennings Townsite Field Sale was $32,629 as of September 30, 2007.

          For the nine months ended September 30, 2007, the Partnership's total revenues and operating expenses would have been reduced by $16,793 and $55, respectively.

          For the year ended  December 31, 2006,  the  Partnership's  Net Income from Continuing Operations would have decreased by $18,859, representing a reduction in Net Profits (including oil and gas sales net of operating expenses) of $19,487, a reduction in depletion of Net Profits Interests of $587, and a reduction in accretion of the asset retirement obligation of $41.

      (b) Cumulative Effect

          The paragraphs below give effect to the sale of producing properties in the Jennings Townsite Field Sale and the December, November, October, August, and May 2007 auctions described in previous 8-K filings, and other miscellaneous property sales that occurred in September and July 2007. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

          For the nine months ended September 30, 2007, the Partnership's total revenues and operating expenses would have been reduced by $799,681 and $12,982, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

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          For the year ended  December 31, 2006,  the  Partnership's  Net Income
          from  Continuing   Operations  would  have  decreased  by  $1,008,831,
          representing a reduction in Net Profits (including oil and gas sales net of operating expenses) of $1,052,557, a reduction in depletion of Net Profits Interests of $37,405, and a reduction in accretion of the asset retirement obligation of $6,321.






                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME
                                    LIMITED PARTNERSHIP P-8

                                    By:  GEODYNE RESOURCES, INC.
                                         General Partner

                                    //s// Dennis R. Neill
                                    -----------------------------
                                    Dennis R. Neill
                                    President

DATE: December 28, 2007


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